TERM SHEET                                                            EXHIBIT 99
DATED JANUARY 8, 2001
SUBJECT TO REVISION
---------------------

Capital Auto Receivables Asset Trust 2001-1
$1,676,610,000 Asset Backed Notes, Class A
$92,369,302.59 Asset Backed Certificates

Capital Auto Receivables, Inc.
Seller

General Motors Acceptance Corporation
Servicer

This document is a preliminary term sheet describing the structure, collateral pool and additional aspects of Capital Auto Receivables Asset Trust 2001-1. We have prepared this term sheet with the cooperation of General Motors Acceptance Corporation. The information and assumptions we have provided in this term sheet are preliminary and will be superseded by a prospectus supplement and by any other information subsequently filed by us with the SEC or incorporated by reference in the relevant registration statement. This term sheet also supersedes any prior or similar term sheet.


The  Trust   will   issue  the   following   classes  of  Notes  and
Certificates:

                                                  Class A Notes



                                                                                                  Variable  Pay
                      A-1               A-2             A-3              A-4          A-5         Revolving
                     Notes(1)           Notes           Notes            Notes        Notes         Note(1)      Certificates(2)

Principal Amount   $617,000,000     $526,000,000     $429,000,000    $471,000,000  $250,610,000  $693,000,000     $92,369,302.59

Interest Rate                                                                       One-Month     One-Month
                                                                                      LIBOR         LIBOR
                                                                                    plus ___%     plus ___%
Targeted Final
Distribution Date   July 2001       January 2002      July 2002      January 2003  January 2004      N/A               N/A

Final Scheduled
Distribution Date  January 2003    September 2003     April 2004      March 2005    July 2006     July 2006         July 2006

Price to Public        N/A                                                                           N/A

Underwriting
Discount               N/A                                                                           N/A

Proceeds to Seller     N/A                                                                           N/A

     (1)  Not being offered hereby.
     (2) The Seller will retain Certificates with an initial Certificate Balance of $924,302.59.

Credit Enhancement

     o    Reserve Account, with an initial deposit of $92,369,379.08.
     o    The Certificates are subordinated to the Notes.



Credit Suisse First Boston                                   Merrill Lynch & Co.

      Banc of America Securities LLC

                          Bear, Stearns & Co. Inc.

                                              Deutsche Banc Alex. Brown

                                                                       JP Morgan

                              ---------------------

                   IMPORTANT INFORMATION ABOUT THIS TERM SHEET

None of the joint-bookrunners, co-managers, GMAC, the Issuer, the Seller or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in this term sheet. The information contained in this term sheet only addresses some aspects of the applicable security's characteristics and does not provide a complete assessment. So, the information contained in this term sheet may not reflect the impact of all structural characteristics of the security. Due to changes in circumstances, we may modify the assumptions underlying the information set forth in this term sheet, including structure and collateral, from time to time.

We have filed a registration statement (including a prospectus) relating to the trust with the SEC and it is effective. We have also filed a base prospectus dated August 26, 1999 under Rule 424(b). In connection with this offering, after the securities have been priced and all of the terms and information related to this transaction are finalized, we will file with the SEC a prospectus supplement relating to the securities offered by the trust. This communication is not an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities of the trust in any state in which an offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of that state. A sale of the securities of the trust will not be consummated unless the purchaser has received both the final prospectus supplement and the prospectus. Neither the SEC nor any state securities commission has approved or disapproved these securities or determined that this term sheet, the prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Any investment decision by you should be based on the information in the final prospectus supplement and the prospectus, which will be current as of their publication dates and after publication may no longer be complete or current.

You may obtain a final prospectus supplement and a prospectus by contacting Merrill Lynch & Co. at (212) 449-3659 or Credit Suisse First Boston at (212) 325-8549.

                              ---------------------

[GRAPHIC?OMITTED]

[GRAPHIC?OMITTED]

You can find the definitions of all capitalized terms used below that are not defined in this term sheet in the prospectus of Capital Auto Receivables, Inc. dated August 26, 1999 and filed under Rule 424(b), pertaining to Capital Auto Receivables Asset Trusts. A copy of the prospectus is available from the SEC. The prospectus will be superseded by a final prospectus supplement and a prospectus to be dated January ___, 2001. Your investment decision should be based solely on the information in the final prospectus supplement and the prospectus.

THE PARTIES

Issuer

Capital Auto Receivables Asset Trust 2001-1, a Delaware business trust formed by the Seller, will issue five classes of Class A Notes, one or more Variable Pay Revolving Notes and a class of Certificates.

Seller

Capital Auto Receivables, Inc., a wholly-owned subsidiary of GMAC, will be the Seller to the Trust.

Servicer

GMAC, a wholly-owned subsidiary of General Motors Corporation, will be the Servicer for the Trust.

Indenture Trustee

Bank One, National Association.

Owner Trustee

Bankers Trust (Delaware).

THE NOTES

Class A Notes

The Trust will issue the following Class A Notes:

Class                       Aggregate Principal                      Interest
                                  Amount                               Rate
A-1                            $617,000,000                           _____%
A-2                            $526,000,000                           _____%
A-3                            $429,000,000                           _____%
A-4                            $471,000,000                           _____%
A-5                            $250,610,000                         One-Month
                                                                  LIBOR plus __%

o Only the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes are offered hereby. The Class A-1 Notes will be sold in a private placement and are not offered hereby.

Variable Pay Revolving Notes

o At the time of issuance of the Class A Notes, the Trust will issue an initial Variable Pay Revolving Note with an initial principal amount of $693,000,000. The Seller will sell a 100% participation interest in the initial Variable Pay Revolving Note in a private placement to a commercial paper facility administered by GMAC. We are not offering any interest in any Variable Pay Revolving Note hereby.

o If this commercial paper facility makes each incremental advance requested by the Seller with respect to the initial Variable Pay Revolving Note as described below, then no additional Variable Pay Revolving Notes will be issued. If those incremental advances do not occur as requested, the Trust may issue one or more additional Variable Pay Revolving Notes to additional purchasers. Neither this commercial paper facility nor any other person is obligated to make any incremental advance with respect to or purchase a Variable Pay Revolving Note or any interest therein. For ease of reference, we use the term "the Variable Pay Revolving Note" to refer collectively to the initial Variable Pay Revolving Note and any other Variable Pay Revolving Notes that may subsequently be issued.

o The Seller will request incremental advances under the Variable Pay Revolving Note on the targeted final distribution date for each class of the Class A Notes. The Seller will direct the Trust to use the amount so advanced to make principal payments on the applicable Class A Notes on that targeted final distribution date.

o The initial Variable Pay Revolving Note will bear interest at a floating rate of one-month LIBOR plus __%, except as described below. Any additional Variable Pay Revolving Note that is issued will bear interest at a spread over LIBOR that will be established at the time of issuance based on market conditions, but the spread will not exceed 2.50%. If the interest rate swap described below is terminated, the interest rate on each Variable Pay Revolving Note will automatically become a fixed rate of __% per annum, which is the fixed rate payable by the Trust under the interest rate swap.

o The Seller will only obtain incremental advances under the Variable Pay Revolving Note on the targeted final distribution date for a class of Class A Notes if the aggregate amount of the related advance, together with other available funds, will be sufficient to pay in full the outstanding principal balance of those Class A Notes on that targeted final distribution date. However, as no entity is committed to make incremental advances under the Variable Pay Revolving Note, it is possible that no advance will be made on the targeted final distribution date for a class of Class A Notes, in which case the Trust will not have sufficient funds to pay in full the outstanding principal balance of those Class A Notes on their targeted final distribution date.

o The Seller will also not obtain incremental advances under the Variable Pay Revolving Note on the targeted final distribution date for a class of Class A Notes if:

     o    the interest rate swap terminates;

     o    an event of default occurs under the indenture; or

     o the total principal amount of Notes and Certificates outstanding would exceed the aggregate discounted principal balance of the receivables held by the Trust.

Interest Payments

o The Trust will pay interest on the Notes monthly, on the 15th day of each month, or on the next business day, which we refer to as the "distribution date." The first distribution date is February 15, 2001.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

o The Trust will pay interest on the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes based on a 360-day year consisting of twelve 30-day months. The Trust will pay interest on the Class A-1 Notes and the Class A-5 Notes based on the actual days elapsed over a 360-day year.

o Interest payments on all Class A Notes and the Variable Pay Revolving Note will have the same priority.

Principal Payments

o In general, the Trust will not make payments of principal on any class of Class A Notes until its targeted final distribution date. On the targeted final distribution date for each class of Class A Notes, the Trust will pay, to the extent of available funds, the entire outstanding principal balance of that class of Class A Notes.

o Amounts available to pay principal on the Notes on each distribution date that is not a targeted final distribution date for any Class A Note will be applied to make principal payments on the Variable Pay Revolving Note. On each distribution date, except after the Notes have been accelerated following an event of default as described in the prospectus supplement, distributions with respect to the Certificate balance on the Certificates will also be made.

o The amount available to make principal payments on each distribution date will be based on the amount of collections and defaults on the receivables during the prior month. On the targeted final distribution date for a class of Class A Notes, the proceeds from any incremental advances under the Variable Pay Revolving Note will also be available to make principal payments. The prospectus and the prospectus supplement will describe how the available funds are allocated to principal payments.

o If any class of Class A Notes is not paid in full on its targeted final distribution date, on each distribution date thereafter, until that class of Class A Notes is paid in full, amounts available to make principal payments on the Notes will be applied to that class of Class A Notes and the Variable Pay Revolving Note pro rata. If on two consecutive targeted final distribution dates the corresponding targeted classes of Class A
     Notes are not paid in full or in the event the interest rate swap is terminated, on each distribution date thereafter, amounts available to make principal payments on the Notes will be applied to the Class A Notes and the Variable Pay Revolving Note pro rata. In such event, payments on the Class A Notes will be made sequentially, so that no principal payments will be made on any class of Class A Notes until all Class A Notes with a lower numerical designation have been paid in full. For example, the Class A-2 Notes will be paid in full before any payments are made on the Class A-3 Notes, the Class A-3 Notes will be paid in full before any payments are made on the Class A-4 Notes and the Class A-4 Notes will be paid in full before any payments are made on the Class A-5 Notes.

o The failure of the Trust to pay any class of Class A Notes in full on its targeted final distribution date will not constitute an event of default.

o On each distribution date after an event of default occurs and the Notes are accelerated, until the time when all events of default have been cured or waived as provided in the indenture, principal payments on each class of the Class A Notes and the Variable Pay Revolving Note will be made ratably to all noteholders, based on the outstanding principal balance of each class of Notes.

o All unpaid principal on a class of Notes will be due on the final scheduled distribution date for that class. Failure to pay a class of Notes in full on its final scheduled distribution date will result in an event of default.

o When the total principal balance of the receivables declines to less than 10% of the total amount financed under the receivables, the Servicer may purchase all of the remaining receivables. If the Servicer purchases the receivables, the outstanding Class A-4 Notes and Class A-5 Notes, if any, the Certificates and the Variable Pay Revolving Note will be redeemed at a price equal to their remaining principal balance plus accrued and unpaid interest.

THE CERTIFICATES

o The Trust will issue Certificates with an aggregate initial Certificate balance of $92,369,302.59.

o The Seller will initially retain Certificates with an initial Certificate balance of $924,302.59.

Interest Payments

o    The Trust will pay interest on the Certificates on each distribution date.

o    The Certificates will bear interest at ____% per annum.

o The Trust will pay interest on the Certificates based on a 360-day year consisting of twelve 30-day months.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

Certificate Balance

o On each distribution date, except after the Notes have been accelerated following an event of default, a pro rata portion, based on the outstanding amount of Notes and Certificates, of the amount available to make principal payments will be applied to make distributions with respect to the Certificate balance.

Subordination

o If an event of default occurs and the Notes are accelerated, no payments of interest on the Certificates or distributions with respect to the Certificate balance will be made until the Notes are paid in full or the acceleration is rescinded.

Early Retirement of the Certificates

o When the total principal balance of the receivables declines to 10% or less of the total amount financed under the receivables, the Servicer may purchase all of the remaining receivables. If the Servicer purchases the receivables, the outstanding Certificates, if any, will be redeemed at a price equal to the remaining Certificate balance plus accrued and unpaid interest.

THE TRUST PROPERTY

o The primary assets of the Trust will be a pool of fixed rate retail instalment sales contracts used to finance the purchase of new cars and light trucks. We refer to these contracts as "receivables", to the pool of those receivables as the "receivables pool" and to the persons who financed their purchases with these contracts as "obligors." The receivables in the Trust will be sold by GMAC to the Seller, and then by the Seller to the Trust. The Trust will grant a security interest in the receivables and the other Trust property to the Indenture Trustee on behalf of the noteholders. The Trust property will also include, with other specific exceptions described in the prospectus:

     o Monies received under the receivables on or after a cut-off date of January 1, 2001 (we refer to this date as the "cut-off date");

     o Amounts held on deposit in trust accounts maintained for the Trust; o Security interests in the vehicles financed by the receivables; o Any recourse GMAC has against the dealers from which it purchased the receivables;

     o Any proceeds from claims on insurance policies covering the financed vehicles; o The interest rate swap and contingent assignment described below; o Specified rights of the Seller under its purchase agreement with GMAC; and o All rights of the Trust under the related transfer agreement with the Seller.

     o The initial aggregate discounted principal balance of the receivables, which is the present value of all payments due on the receivables that have not been received on or prior to the last day of the applicable month discounted by 10%, will be $3,078,979,302.59.

PRIORITY OF DISTRIBUTIONS

o The Trust will distribute available funds in the following order of priority:

     o    servicing fee payments to the Servicer;
     o    net amount payable, if any, to the swap counterparty described below;
     o    interest on the Notes;
     o    interest on the Certificates;
     o    principal on the Notes;
     o    principal  on  the  Certificates;  and
     o    deposits into the reserve account.

o If an event of default occurs and the Notes are accelerated, the Trust will pay each class of the Class A Notes and the Variable Pay Revolving Note in full, on a pro rata basis, before making any interest payments on the Certificates or any payments with respect to the Certificate balance until all events of default have been cured or waived as provided in the indenture.

RESERVE ACCOUNT

o On the closing date, the Seller will deposit $92,369,379.08 in cash or eligible investments into the reserve account. Collections on the receivables, to the extent available for such purpose, will be added to the reserve account on each distribution date if the reserve account balance is below a specified reserve amount. The specified reserve amount will increase so long as any funds are held in an accumulation account to be described in the prospectus supplement.

o To the extent that funds from principal and interest collections on the receivables are not sufficient to pay the basic servicing fee, to pay the net amount, if any, due to the swap counterparty and to make required distributions on the Notes and the Certificates, the Trust will withdraw cash from the reserve account for those purposes. Amounts on deposit in the reserve account will not be available, however, on the targeted final distribution date for any class of Class A Notes to the extent that available funds are otherwise insufficient to pay that class of Class A Notes in full.

o On any distribution date, after the Trust pays the total servicing fee and the swap counterparty and makes all required distributions on the Notes and the Certificates, the amount in the reserve account may exceed the specified reserve amount. If so, the Trust will pay the excess to the Seller.

INTEREST RATE SWAPS

o On the closing date, the Trust will enter into two interest rate swaps. ______________ will be the swap counterparty on both swaps. ______________ will guarantee the obligations of the swap counterparty under both interest rate swaps.

o The swap counterparty, the Trust and GMAC will also enter into a contingent assignment for each interest rate swap. Under the contingent assignment, if the swap counterparty fails to perform its obligations under either interest rate swap, or if specified termination events occur, and as a result either interest rate swap would be terminated, GMAC will assume the obligations of the swap counterparty under each interest rate swap.

o Under each interest rate swap, the Trust will receive monthly payments at a rate determined by reference to LIBOR, which is the basis for determining the amount of interest due on the Class A-5 Notes or the Variable Pay Revolving Note as applicable.

o Under each interest rate swap, on each distribution date, the Trust will be obligated to pay to the swap counterparty a fixed monthly rate on a notional amount. The notional amount of the first interest rate swap will be equal to the aggregate outstanding balance of the Class A-5 Notes. The notional amount of the second interest rate swap will be equal to the aggregate outstanding balance of the Variable Pay Revolving Note. The swap counterparty will be obligated to pay to the Trust a floating interest rate based on LIBOR on the same applicable notional amount.

o Under the interest rate swaps, the amount that the Trust is obligated to pay to the swap counterparty will be netted against the amount that the swap counterparty is obligated to pay to the Trust. Only the net amount payable will be due from the Trust or the swap counterparty, as applicable.

o If the interest rate swaps are terminated, the interest rate on the Class A-5 Notes will continue to equal one-month LIBOR plus ___%, but the interest rate on the Variable Pay Revolving Note will automatically become a fixed rate equal to the fixed rate payable by the Trust under the interest rate swap and the Trust will no longer be permitted to obtain incremental advances under the Variable Pay Revolving Note.

SERVICING FEES

o The Trust will pay the Servicer a monthly basic 1.00% servicing fee as compensation for servicing the receivables.

o The Servicer will also be entitled to any late fees, prepayment charges and other administrative fees and expenses collected during the related month and investment earnings on Trust accounts.

o The Trust will also pay the Servicer an additional monthly servicing fee of up to 1.00% to the extent described in the prospectus.

TAX STATUS

o    In the opinion of Kirkland & Ellis, special tax counsel:

     o the Class A Notes will be characterized as indebtedness for federal income tax purposes, and

     o    the Trust will not be taxable as an  association  or  publicly  traded
          partnership  taxable  as  a  corporation,   but  it  instead  will  be
          classified as a partnership for federal income tax purposes.

o Each noteholder, by the acceptance of a Note, will agree to treat the Notes as indebtedness for federal, state and local income and franchise tax purposes.

o Each certificateholder, by acceptance of a trust certificate, will agree to treat the trust certificates as equity interests in a partnership for federal, state and local income and franchise tax purposes.

ERISA CONSIDERATIONS

o Subject to additional considerations, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974 may purchase the Class A Notes or the Certificates. An employee benefit plan should consult with its counsel before purchasing the Class A Notes or the Certificates.

RATINGS

o We will not issue the Class A Notes offered hereby unless they are rated in the highest rating category for long-term obligations (i.e., "AAA") by at least one nationally recognized rating agency.

o We will not issue the Certificates unless they are rated in the "A" category for long-term obligations or its equivalent by at least one nationally recognized rating agency.

o We cannot assure you that a rating agency will maintain its rating if circumstances change. If a rating agency changes its rating, no one has an obligation to provide additional credit enhancement or restore the original rating.

o A rating is not a recommendation to buy the Class A Notes or the Certificates. The rating considers only the likelihood that the Trust will pay interest on time and will ultimately pay principal in full or make full distributions of the Certificate balance. The rating does not consider the prices of the Class A Notes or the Certificates, their suitability to a particular investor or the timing of principal payments or distributions of Certificate balance. In particular, the rating does not address whether any class of Class A Notes will be paid in full on its targeted final distribution date.

RISK FACTORS

Before making an investment decision, you, as a prospective investor, should consider the factors that are set forth under the caption "Risk Factors" in the prospectus and that we will set forth in the prospectus supplement.

                              THE RECEIVABLES POOL

     The receivables to be included in the receivables pool related to the Notes were selected from GMAC's portfolio based on several criteria, including that each receivable:

     o    has a first payment due date on or after November 1, 1998;

     o    was originated on or after October 1, 1998;

     o    has an original term of 6 to 60 months;

     o provides for finance charges at an annual percentage rate with the range specified in the second table below; o as of the cut-off date, was not more than 29 days past due; and

     o    satisfies the other criteria set forth in the prospectus.


     Scheduled Interest Receivables represent 43% of the Aggregate Principal Balance as of the cut-off date. The balance of the receivables are Simple Interest Receivables. All of the receivables were secured by new vehicles at the time of origination. Substantially all of the receivables were acquired by GMAC under special incentive rate financing programs designed to encourage purchases of new General Motors vehicles.

     The following tables describe the receivables pool:

                                                                   Composition of The Receivables Pool

Weighted Average Annual Percentage Rate of Receivables(1).....................  4.5%
Aggregate Amount Financed.....................................................  $3,400,033,683.65
Number of Contracts in Pool...................................................  212,457
Average Amount Financed.......................................................  $16,003.39
Weighted Average Original Maturity(2).........................................  54.34 months
Weighted Average Remaining Maturity (Range)...................................  45.51 months (6 to 59 months)

     --------

     (1) Based on weighting by current balance and remaining term of each receivable.

     (2)  Based  on  weighting  by  the  original   principal  balance  of  each
          receivable.


     Distribution by Annual Percentage Rate of the Receivables Pool

                                                                 Percentage
                                                               of Aggregate
Annual Percentage        Number of                                Amount
   Rate Range            Contracts      Amount Financed          Financed
-----------------     ------------    -------------------     -------------
0.01% to 1.00%            20,787          $364,948,220            10.73%
1.01% to 2.00%            14,727           234,346,785             6.89%
2.01% to 3.00%            29,951           357,022,884            10.50%
3.01% to 4.00%            44,039           665,660,088            19.58%
4.01% to 5.00%            41,310           664,833,551            19.55%
5.01% to 6.00%            36,092           616,863,304            18.14%
6.01% to 7.00%            16,252           315,793,871             9.29%
7.01% to 8.00%             9,211           179,328,842             5.28%
8.01% to 9.00%                88             1,236,139             0.04%
                      ----------     -----------------        ----------
         Total           212,457         3,400,033,684           100.00%
                      ==========     =================        ==========


         The receivables pool includes receivables originated in 46 states and the District of Columbia. The following table sets forth the percentage of the Aggregate Amount Financed in the states with the largest concentration of receivables. No other state accounts for more than 4.44% of the Aggregate Amount Financed.


                                                Percentage of
                                                  Aggregate
         State (1)                             Amount Financed
         ---------                             ---------------
         California.......................          11.02%
         Illinois.........................          10.54
         Texas............................           7.95
         New York.........................           6.71
         Michigan.........................           6.30

--------

(1)  Based  on  billing   addresses  of  the  obligors  on  the  receivables  at
origination.

                   Delinquencies, Repossessions and Net Losses

     For GMAC's entire U.S. portfolio of new and used retail car and light truck receivables (including receivables previously sold by GMAC which it continues to service), the following table shows GMAC's experience for (1) delinquencies, (2) repossessions and (3) net losses. There can be no assurance that the delinquency, repossession and net loss experience on the receivables will be comparable to that set forth below.


                                                             Nine Months
                                                         Ended September 30                      Year Ended December 31
                                                     --------------------------     ------------------------------------------------
NEW AND USED
VEHICLE CONTRACTS

                                                      2000            1999            1999        1998        1997        1996
                                                     ------          ------          ------      ------      ------      -----
Total Retail Contracts
Outstanding at End of the
Period (in thousands)..............................  3,306           3,117           3,120       2,981       2,861       3,005

Average Daily Delinquency

   31-60 Days......................................  1.89%           2.18%           2.18%       2.66%       3.24%       3.14%
   61-90 Days......................................  0.14            0.14            0.14        0.18        0.23        0.22
   91 Days or More.................................  0.01            0.01            0.02        0.02        0.03        0.03

Repossessions as a Percent of
   Average Number of Contracts
   Outstanding.....................................  1.82%(1)        2.08%(1)        2.07%       2.48%       3.21%       3.59%

Net Losses as a Percent of
   Liquidations(2).................................  1.07%           1.04%           1.12%       1.70%       2.30%       2.35%

Net Losses as a Percent of
   Average Receivables(2)..........................  0.54%(1)        0.55%(1)        0.58%       0.83%       1.31%       1.45%

-----------

(1) Annualized rate.
(2) Percentages based on gross accounts receivable including unearned income.